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                                                                    Exhibit 3.57

                          CERTIFICATE OF INCORPORATION

                                       OF

                            EDGAR REALTY CORPORATION

              PURSUANT TO ARTICLE TWO OF THE STOCK CORPORATION LAW

                                      *****

          WE, THE UNDERSIGNED, for the purpose of forming a corporation pursuant to Article Two of the Stock Corporation Law of the State of New York, do hereby certify:

          FIRST: The name of the proposed corporation shall be EDGAR REALTY CORPORATION.

          SECOND: The purposes for which it is to be formed are:

          To purchase, take, receive, lease or otherwise acquire, own, hold, use, improve and otherwise deal in and with, and sell, convey, mortgage, pledge, lease, exchange, transfer and otherwise dispose of buildings, lands, real estate, real property, chattels real, and estates, interests, rights and equities of all kinds in lands.

          To act as agent, broker or attorney in fact for others in purchasing, selling and dealing in and with real property or any interest therein; to negotiate and consummate, for itself or for others, contracts, and agreements for the purpose of purchasing, acquiring, owning, using, improving, selling, conveying,

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mortgaging, pledging, leasing, exchanging and transferring real property, buildings and improvements and any interests therein; to act as agent for others in the loaning and borrowing of money secured by real and personal property; to carry on the business of an insurance broker; and to engage in and carry on a general real estate agency and brokerage business.

          To build, purchase, take, receive, lease or otherwise acquire, own, hold, use, maintain, alter, repair and improve, and sell, convey, mortgage, pledge, lease, exchange, transfer and otherwise dispose of buildings, structures, works and improvements of all kinds; to plan, establish, furnish, decorate, equip, improve, maintain, lease, sublease, sell, convey, exchange and transfer space, offices, rooms, suites and apartments; and to manufacture, purchase, or otherwise acquire, own, use, install, maintain, repair, operate and deal in and with, and sell, mortgage, pledge, lease or otherwise dispose of fixtures, improvements and furnishings of all kinds and any articles, materials, machinery, equipment and property used for or in connection with any business or property of the corporation.

          To manufacture, purchase, or otherwise acquire, invest in, own, mortgage, pledge, sell, assign and transfer or otherwise dispose of, trade, deal in and deal with goods, wares and merchandise and personal property of every class and description.

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          To acquire property for the corporate purposes by grant, gift, purchase, devise or bequest, and to hold and to dispose of the same, subject to the limitations as may be prescribed by law.

          To guarantee any obligation for the payment of money to the extent provided by law.

          To acquire, and pay for in cash, stock or bonds of this corporation or otherwise, the good will, rights, assets and property, and to undertake or assume the whole or any party of the obligations or liabilities of any person, firm, association or corporation.

          To acquire, hold, use, sell, assign, lease, grant licenses in respect of, mortgage or otherwise dispose of letters patent of the United States or any foreign country, patent rights, licenses and privileges, inventions, improvements and processes, copyrights, trade-marks and trade names, relating to or useful in connection with any business of this corporation.

          To purchase, acquire, hold and dispose of bonds, notes or choses in action of any person or persons, partnership or corporation and to pledge the same to secure the payment of collateral trust bonds or notes and to sell or otherwise negotiate such collateral trust bonds or notes.

          To purchase, acquire, hold and dispose of the stocks, bonds and other evidences of indebtedness of any corporation, domestic or foreign, and issue in exchange therefore its stock, bonds or other obligations.

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          To borrow money and contract debts, when necessary for the transaction of the business of the corporation, or for the exercise of its corporate rights, privileges or franchises, or for any other lawful purpose of its incorporation and to issue and dispose of obligations for any amount so borrowed and to mortgage its property and franchises to secure the payment of such obligations, or of any debt contracted for such purposes, in the manner authorized by law.

          To purchase, hold, sell and transfer the shares of its own capital stock; provided it shall not use its funds or property for the purchase of its own shares of capital stock when such use would cause any impairment of its capital except as otherwise permitted by law.

          To have one or more offices, to transact business and conduct its affairs in whole or in part in other states of the United States of America, in the District of Columbia, in any of the territories, districts, protectorates, dependencies or insular or other possessions thereof, or in any foreign countries, and to acquire, hold and dispose of such property therein, real, personal and mixed, as may be requisite for the transaction of its business and the conduct of its affairs.

          To have and exercise all the powers conferred by the laws of New York upon corporations formed under the act hereinbefore referred to, and to do any or all of the things hereinbefore set forth to the same extent as natural persons might or could do.

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          The foregoing clauses shall be construed both as objects and powers, and it is hereby expressly provided that the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the powers of this corporation.

          THIRD: The amount of the capital stock shall be One Hundred Thousand Dollars ($100,000.00).

          FOURTH: The number of shares of which the capital stock shall consist is one thousand (1,000) shares of the par value of One Hundred Dollars ($100.00) each.

          FIFTH: The office of the corporation is to be located in the City of New York, Country of New York and State of New York.

          The address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation which may be served upon him is Room 332, 120 Broadway, New York, N.Y.

          SIXTH:  The duration of the corporation shall be perpetual.

          SEVENTH: The number of its directors shall not be less than three (3) or more than five (5). Directors need not be stockholders.

          EIGHTH: The names and post-office addresses of the directors until the first annual meeting of the stockholders are:

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             NAMES                  POST-OFFICE ADDRESSES
             -----                  ---------------------
     THOM  THOMAS B. WARD           120 Broadway
                                    New York, N.Y.

     WILLIAM T. CAHILL              120 Broadway
                                    New York, N.Y.

     WILLIAM A. HAMLIN              120 Broadway
                                    New York, N.Y.

          NINTH: The name and post-office address of each subscriber of this certificate of incorporation and a statement of the number of shares of stock which each agrees to take in the corporation are:

             NAMES                  POST-OFFICE ADDRESS         NO. OF SHARES
             -----                  -------------------         -------------
     THOMAS B. WARD                 120 Broadway                      1
                                    New York, N.Y.

     WILLIAM T. CAHILL              120 Broadway                      1
                                    New York, N.Y.

     WILLIAM A. HAMLIN              120 Broadway                      1
                                    New York, N.Y.

          TENTH: All of the subscribers of the certificate are of full age, at least two-thirds of them are citizens of the United States, at least one of them is a resident of the State of New York and at least one of the persons named as a director is a citizen of the United States and a resident of the State of New York.

          ELEVENTH: The Secretary of State is designated as the agent of the corporation upon whom process in any action or proceeding against the corporation may be served.

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          IN WITNESS WHEREOF, we have made, signed and acknowledged this certificate this 13th day of October A.D. 1960.

                                             /s/ Thomas B. Ward
                                             ----------------------------------

                                             /s/ William T. Cahill
                                             ----------------------------------

                                             /s/ William A. Hamlin
                                             ----------------------------------

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STATE OF NEW YORK    )
                     ) ss:
COUNTY OF NEW YORK   )


          On this 13th day of October 1960, before me personally came THOMAS B. WARD, WILLIAM T. CAHILL and WILLIAM A. HAMLIN, to me known, and known to me to be the persons described in and who executed the foregoing certificate, and they severally duly acknowledged to me that they had executed the same.

                                              /s/ Frederick Farran
                                              ---------------------------------

                                                   FREDERICK FARRAN
                                           NOTARY PUBLIC, State of New York
                                                    No. 52-6837150
                                             Qualified in Suffolk County
                                          Certificate filed in New York County
                                                Term Expires March 30, 1982

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                  CERTIFICATE OF AMENDMENT OF CERTIFICATE OF
                  INCORPORATION OF EDGAR REALTY CORPORATION,
                  PURSUANT TO SECTION 36 OF THE STOCK CORPORATION
                  LAW

          The undersigned, being the holder of record of all of the outstanding shares of stock of Edgar Realty Corporation, entitled to vote thereon, hereby certificates as follows:

          FIRST:  The name of the proposed corporation is Edgar Realty
Corporation.

          SECOND: The certificate of incorporation was filed in the office of the Department of State of the State of New York on the 14th day of October, 1960.

          THIRD: The certificate of incorporation of this corporation is hereby amended to effect (a) a change of name of the corporation, (b) a change in the purposes and powers and (c) a change in the address to which the Secretary of State shall forward process served on him.

          FOURTH: To accomplish the foregoing, the following changes, amendments and additions are made in the certificate of incorporation of this corporation, to wit

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                       1.     Paragraph "FIRST" of said certificate of
incorporation setting forth the name of the corporation is hereby amended to read as follows:

                              "FIRST: The name of the corporation shall be Playboy Club of New York, Inc."

                       2. Paragraph "SECOND" of said certificate of incorporation relating to purposes is hereby amended to read as follows:

                              "SECOND: The purposes for which it is to be formed are:

                              (a) To engage in and carry on the business of operating and conducting one or more restaurants cafes, cabarets, dining rooms and other eating places, and to provide music, dancing and other entertainment therein; and generally to do everything suitable, proper and conducive to the successful operation and conduct of restaurants, cafes, cabarets, dining rooms and other eating places.

                              (b) To purchase, manufacture, produce, import, export, exchange, package, bottle, sell and distribute at wholesale or retail, and otherwise deal in, articles of food, foodstuffs, beverages, cigars, cigarettes and other tobacco products, and other goods, wares, merchandise, commodities, products and personal property, of any and all kinds.

                              (c) To carry on, in all of its departments and branches, the business of producing theatrical, musical, operatic, moving picture and other entertainments, including lectures, pantomimes, ballets, pageants, spectacular effects, tableaux, exhibitions, cabarets, and amusement devices, features and ideas of all kinds.

                              (d)   To apply for, purchase, or otherwise
                       acquire, register, own and hold any and all patents, patent rights,

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                       patented processes, copyrights, trade marks, trade names,
                       brands, labels and other trade rights, concessions, licenses and other similar rights, granted or secured by the United States or by any other government, country or governmental agency or otherwise, or any interest therein, or any inventions which seem capable of being used for or in connection with any of the objects or purposes of this corporation, and to use, exercise, develop, sell, mortgage, pledge, lease, and grant licenses with respect thereto or other interests in the same, and to carry on any business, manufacturing or otherwise, which may directly or indirectly aid or effectuate said objects and purposes.

                              (e) To purchase, acquire, hold, sell, exchange, pledge or hypothecate shares of the capital stock, scrip, voting trust certificates representing shares of the capital stock, bonds, coupons, notes, acceptances, drafts, debentures, mortgages, securities, or evidences of indebtedness, issued or created by any other corporation, joint-stock company, association or person, or any other corporate body, public or private, or issued or created by the United States of America, or by any domestic or foreign state, government or governmental authority, or any political subdivision or governmental agency or authority; to pay therefor wholly or partly in cash or to issue in exchange or in partial payment therefor, to the extent and in the manner permitted by law, stock of this corporation, or its bonds, notes or other evidences of indebtedness; and while the owner or holder thereof to exercise, with respect thereto, all rights, powers and privileges of ownership, including the right to vote thereon.

                              (f)   To have one or more offices, places of
                       business, agencies or branches, and to conduct all or any part of its operations and business, and without limit as to amount to purchase, lease or otherwise acquire, hold, own, use, improve, mortgage, sell, lease, convey, pledge or otherwise dispose of or deal in or with real or personal property of every class and description, either within or without the United States.

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                              (g)   To build, purchase, take, receive, lease or
                       otherwise acquire, own, hold, use, maintain, alter, repair and improve, and sell, convey, mortgage, pledge, lease, exchange, transfer and otherwise dispose of buildings, structures, works and improvements of all kinds; to plan, establish, furnish, decorate, equip, improve, maintain, lease, sublease, sell, convey, exchange and transfer space, offices, rooms, suites and apartments; and to manufacture, purchase, or otherwise acquire, own, use, install, maintain, repair, operate and deal in and with, and sell, mortgage, pledge, lease or otherwise dispose of fixtures, improvements and furnishings of all kinds and any articles, materials, machinery, equipment and property used for or in connection with any business or property of the corporation.

                              (h)   To purchase or otherwise acquire any
                       business which this corporation is authorized to carry on, and in connection therewith to acquire the whole or any part of the property, assets, business or good will of any other person, firm, corporation or association, and to conduct in any lawful manner the business so acquired, and to exercise all the powers necessary or convenient in and about the conduct, management and carrying on of such business.

                              (i)   To act as agent (other than fiscal or
                       transfer), attorney-in-fact, factor or broker, on commission or otherwise, for individuals, copartnerships, joint stock associations or corporations, foreign or domestic, including governments or governmental authorities, and to aid and assist, permit and conserve the interests of, and afford facilities for the convenient transaction of business by its principals, agents and customers in all parts of the world.

                              (j)   To borrow money with or without giving
                       security therefor, and to issue bonds, debentures, debenture stock, convertible bonds or debentures, notes, acceptances, or other obligations therefore; and to secure the same by mortgage, pledge or deed of trust on any or all of its real or personal property, or otherwise, in the manner authorized by law.

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                              (k)   To enter into, make, perform and carry out
                       contracts necessary to the corporate business for any lawful purpose, without limit as to amount, with any person, firm, association or corporation.

                              (l) In general, to carry on any other similar business whatsoever in connection with the foregoing objects or purposes, or which may be deemed directly or indirectly to promote the interests of this corporation or to enhance the value of its properties; to have and to exercise any and all powers and privileges now or hereafter conferred by the State of New York upon corporations organized under the laws of the State of New York or under any act or acts amendatory thereof or supplemental thereto or substituted therefore; to do any and all things herein set forth, as well as such other acts or things as are or may be necessary or convenient to the attainment of the objects or purposes of this corporation, or any of them, to the same extent as natural persons lawfully might or could do in any part of the world, in so far as such acts are or may hereafter be permitted to be done by a corporation organized under the laws of the State of New York."

                       3. Paragraph "FIFTH" of said certificate of incorporation relating to the address to which the Secretary of State shall forward process served on him is hereby amended to read as follows:

                              "FIFTH: The office of the corporation is to be
                       located in the City of New York, County of New York and State of New York.

                              The address to which the Secretary of State shall
                       mail a copy of process in any action or proceeding against the corporation which may be served upon him is 5-7 East 59th Street, New York, N.Y.

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          IN WITNESS WHEREOF, we have made and subscribed this certificate this
25th day of January, 1961.


                                              INTERNATIONAL PLAYBOY CLUBS, INC.

                                              By /s/ Arnold J. Morton
                                                 -------------------------------
                                                     Vice-President

/s/ Marjorie Pitner
------------------------------
      Notary Public

My Commission Expires April 20, 1967


[SEAL]

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STATE OF NEW YORK      )
                       )  ss:
COUNTY OF NEW YORK     )


          On this 30th day of January, 1961, before me personally came ARNOLD J. MORTON, to me known who, being duly sworn did depose and say that he resides at 1755-East 55th Street, Chicago, Illinois, that he is the Vice-President of the International Playboy Clubs, Inc., the corporation described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                              /s/ Benjamin Blonder
                                              --------------------------------

                                              BENJAMIN BLONDER
                                              Notary Public State of New York
                                              No. 31-5350125
                                              Qualified in New York County
                                              Commission Expires [    ]

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STATE OF NEW YORK      )
                       )  ss:
COUNTY OF NEW YORK     )


          HERBERT S.  GROSSMAN, being duly sworn, deposes and says:

          He is the Secretary of EDGAR REALTY CORPORATION and that International Playboy Clubs, Inc. which has executed the foregoing Certificate constitutes the holder of record of all outstanding shares of the Corporation entitled to vote with relation to the proceedings provided for in the said Certificate.

                                              /s/ Herbert S. Grossman
                                              ----------------------------------
                                                    Herbert S. Grossman

Subscribed and sworn to
before me this 31st
day of January, 1961.


/s/ Seth E. Frank

SETH E. FRANK
Notary Public, State of New York
No. 24-6381735
Qualified in Kings County
Certified in New York County
Commission Expires March 30, 1962

                        CERTIFICATE OF CHANGE OF ADDRESS

                                     - of -

                         PLAYBOY CLUB OF NEW YORK, INC.

                       (Formerly Edgar Realty Corporation)

Pursuant to Section 24 of the Stock Corporation Law

          The undersigned business corporation, having heretofore designated the Secretary of State of the State of New York as its agent upon whom process in any action or proceeding against it may be served within the State of New York, hereby certifies pursuant to Section 24 of the Stock Corporation Law:

          That the address to which the Secretary of State shall mail a copy of any process against the corporation which may be served upon him pursuant to law after the filing of this certificate, is c/o Squadron, Alter & Weinrib, 32 East 57th Street, New York 22, New York.

          IN WITNESS WHEREOF, such corporation has caused this certificate to be executed in its corporate name and under its corporate seal by HOWARD LEDERER, its Vice-President.

                                              PLAYBOY CLUB OF NEW YORK, INC.

[CORPORATE SEAL]                              by: /s/ Howard Lederer
                                                 -----------------------------
                                                           Howard Lederer

STATE OF NEW YORK      )
COUNTY OF NEW YORK     )  ss.:


          On this 22 day of March, 1963, before me personally came HOWARD LEDERER to me personally known and known to me to be the persons described in and who executed the foregoing certificate, and he thereupon acknowledged to me that he executed the same for the uses and purposes therein mentioned.

                                     /s/ Howard M. Squadron
                                     --------------------------------

                                     [SEAL]
                                     Howard M. Squadron
                                     Notary Public, State of New York
                                     Qualified in N.Y. Co. No. [      ]
                                     Commission Expires March 30, 1964

                              CERTIFICATE OF CHANGE

                                       OF

                         PLAYBOY CLUB OF NEW YORK, INC.

               UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW

          WE, THE UNDERSIGNED, Robert S. Preuss and Eldon Sellers, being respectively the President and the Secretary of the Playboy Club of New York, Inc. hereby certify:

     1. The name of the corporation is Playboy Club of New York, Inc. The name under which the corporation was formed is, Edgar Realty Corporation.

     2. The certificate of incorporation of said corporation was filed by the department of state on the 14th day of October, 1960.

     3.   The following changes were authorized by the Board of Directors:

          To designate The Corporation Trust Company, 277 Park Avenue, New York, N.Y. 10017, as its registered agent, in New York upon whom all process against this corporation may be served.

          To change the post office address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation which may be served on him from Squadron, Alter & Weinrib, 32 E. 57th Street, New York, N.Y. to c/o The Corporation Trust Company, 277 Park Avenue, New York, NY 10017.

          IN WITNESS WHEREOF, we have signed this certificate on the 22nd day of April, 1965.


                                  /s/ Robert S. Preuss
                                  --------------------------------------
                                         (Signature)

                                  Robert S. Preuss - President
                                  --------------------------------------

                                  /s/ Eldon Sellers
                                  --------------------------------------
                                         (Signature)

                                  Eldon Sellers - Secretary
                                  --------------------------------------


                                  VERIFICATION

STATE OF ILLINOIS      )
                       )
COUNTY OF COOK         )


Robert S. Preuss, being first duly sworn, deposes and says that he is the President of Playboy Club of New York, Inc., that he has read the foregoing certificate and knows the contents thereof and that the statements therein contained are true.

                                  /s/ Robert S. Preuss
                                  ----------------------------
                                          (Signature)

Sworn to me this
22nd day of April, 1965.

/s/ Loretta [illegible]
-------------------------
            Notary Public


            [SEAL]

                                       -2-
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                              CERTIFICATE OF CHANGE

                                       OF

                         PLAYBOY CLUB OF NEW YORK, INC.

              (Under Section 805-A of the Business Corporation Law)

          FIRST:   The name of the corporation is PLAYBOY CLUB OF
NEW YORK, INC.

          SECOND: The certificate of incorporation of the corporation was filed by the Department of State on October 14, 1960.

          THIRD:   The certificate of incorporation of the corporation is
hereby changed, pursuant to the authorization of the Board of Directors of the corporation, so as to change the post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him and to change the designation of registered agent; and, to accomplish said changes, the statements in the certificate of incorporation relating to said post office address and the designation of registered agent are hereby stricken and the following statements are substituted in lieu thereof:

          (a)   "The post office address within the State of New
     York to which the Secretary of State shall mail a copy of any process against the corporation served upon him is 521 Fifth Avenue, c/o The Prentice-Hall Corporation System, Inc., New York, NY 10017."

          (b) "The name and the address of the registered agent of the corporation are The Prentice-Hall Corporation System, Inc., 521 Fifth Avenue, New York, New York 10017. Said registered agent is to be the agent upon which process against the corporation may be served."

          IN WITNESS WHEREOF, we have subscribed this document on the date hereinafter set forth and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Dated:  February 18, 1977


Name of                              /s/ George B. Miles
signer:                              ------------------------------------------
                                           George B. Miles, Vice - President


Name of                              /s/ Howard Shapiro
signer:                              ------------------------------------------
                                           Howard Shapiro, Asst.  -Secretary

                              CERTIFICATE OF CHANGE

                                       OF

                         PLAYBOY CLUB OF NEW YORK, INC.

              (Under Section 805-A of the Business Corporation Law)

                                   ----------

          FIRST:   The name of the corporation is PLAYBOY CLUB OF
NEW YORK, INC. The name under which the corporation was formed is EDGAR REALTY CORPORATION.

          SECOND: The certificate of incorporation of the corporation was filed by the Department of State on October 14, 1960.

          THIRD:   The certificate of incorporation of the corporation is
hereby changed, pursuant to the authorization of the Board of Directors of the corporation, so as to change the post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him and to change the address of the registered agent; and, to accomplish said changes, the statements in the certificate of incorporation relating to said post office address and the designation of registered agent are hereby stricken and the following statements are substituted in lieu thereof:

(a) "The post office address within the State of New York to which the Secretary of State shall mail a copy of any process against the corporation served upon him is 521 Fifth Avenue, c/o The Prentice-Hall Corporation System, Inc., New York, New York 10175."

(b) "The name and the address of the registered agent of the corporation are The Prentice-Hall Corporation System, Inc., 521 Fifth Avenue, New York, New York 10175. Said registered agent is to be the agent upon which process against the corporation may be served."

          IN WITNESS WHEREOF, we have subscribed this document on the date hereinafter set forth and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Dated:  2/12/81


Typed name and                             /s/ Stephen Silverstein
title of signer:                     -------------------------------------------
                                     Stephen Silverstein        Vice - President

Typed name and                             /s/ Howard Shapiro
title of signer:                     -------------------------------------------
                                     Howard Shapiro            Asst. - Secretary

                              CERTIFICATE OF CHANGE

                                       OF

                         PLAYBOY CLUB OF NEW YORK, INC.

              (Under Section 805 A of the Business Corporation Act)

          FIRST:   The name of the corporation (the "corporation") is

                   PLAYBOY CLUB OF NEW YORK, INC. The name under which the corporation was formed is EDGAR REALTY CORPORATION.

          SECOND: The certificate of incorporation of the corporation was filed by the Department of State on October 14, 1960.

          THIRD:   The certificate of incorporation on the corporation is
hereby changed, so as to change the post office address to which the Secretary of State of the State of New York shall mail a copy of any process against the corporation served upon him and to change the address of the registered agent; and, to accomplish said changes, the statements in the certificate of incorporation relating to said post office address and the designation of registered agent are hereby stricken and the following statements are substituted in lieu thereof:

"The post office address within the State of New York to which the Secretary of State of the State of New York shall mail a copy of any process against the corporation served upon him is c/o The Prentice-Hall Corporation System, Inc., 136 Madison Avenue, New York, New York 10016."

"The name and the address of the registered agent of the corporation are The Prentice-Hall Corporation System, Inc., 136 Madison Avenue, New York, New York 10016. Said registered agent is to be the agent upon which process against the corporation may be served."

          FOURTH: A notice of the proposed changes was mailed by the undersigned to the corporation not less than 30 days prior to the date of the delivery of this certificate to the Department of State and the corporation has not objected thereto. The person signing this certificate is the agent of the corporation to whose address the Secretary of State of the State of New York is required to mail copies of process and the registered agent of the corporation.

          IN WITNESS WHEREOF, we have subscribed this document on the date hereinafter set forth and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.


Dated: November 16, 1984

                                  THE PRENTICE-HALL CORPORATION SYSTEM, INC.

                                  By  /s/ Stephen W. Craig
                                     -----------------------------------
                                          Stephen W. Craig, Vice-President


                                     /s/ Grant Dawson
                                     -----------------------------------
                                         Grant M. Dawson, Secretary

                              CERTIFICATE OF CHANGE

                                       OF

                         PLAYBOY CLUB OF NEW YORK, INC.

              (Under Section 805 A of the Business Corporation Act)

          FIRST:   The name of the corporation (the "corporation") is

                   PLAYBOY CLUB OF NEW YORK, INC. The name under which the corporation was formed is EDGAR REALTY CORPORATION.

          SECOND: The certificate of incorporation of the corporation was filed by the Department of State on October 14, 1960.

          THIRD:   The certificate of incorporation of the corporation is
hereby changed, so as to change the post office address to which the Secretary of State of the State of New York shall mail a copy of any process against the corporation served upon him and to change the address of the registered agent; and, to accomplish said changes, the statements in the certificate of incorporation relating to said post office address and the designation of registered agent are hereby stricken and the following statements are substituted in lieu thereof:

"The post office address within the State of New York to which the Secretary of State of the State of New York shall mail a copy of any process against the corporation served upon him is c/o The Prentice-Hall Corporation System, Inc., 1 Gulf+Western Plaza, New York, New York 10023-7773."

"The name and the address of the registered agent of the corporation are the Prentice-Hall Corporation System, Inc., 1 Gulf+Western Plaza, New York, New York 10023-7773. Said registered agent is to be the agent upon which process against the corporation may be served."

          FOURTH: A notice of the proposed changes was mailed by the undersigned to the corporation not less than 30 days prior to the date of the delivery of this certificate to the Department of State and the corporation has not objected thereto. The person signing this certificate is the agent of the corporation to whose address the Secretary of State of the State of New York is required to mail copies of process and the registered agent of the corporation.

          IN WITNESS WHEREOF, we have subscribed this document on the date hereinafter set forth and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.


Dated:    November 10, 1986

                                  THE PRENTICE-HALL CORPORATION SYSTEM, INC.

                                  By /s/ Stephen Craig
                                     -------------------------------------
                                      Stephen W. Craig, Vice-President

                                     /s/ Grant M. Dawson
                                     --------------------------------------
                                         Grant M. Dawson, Secretary

                            CERTIFICATE OF AMENDMENT
                       OF THE CERTIFICATE OF INCORPORATION
                        OF PLAYBOY CLUB OF NEW YORK, INC.
                            UNDER SECTION 805 OF THE
                            BUSINESS CORPORATION LAW

          We, Howard Shapiro and Dale C. Gordon, Vice President and Assistant Secretary, respectively, of Playboy Club of New York, Inc., a New York corporation (the "Corporation"), hereby certify as follows:

          FIRST:   The name of the Corporation is Playboy Club of
     New York, Inc. The name under which the Corporation was formed is Edgar Realty Corporation.

          SECOND: The Certificate of Incorporation of the Corporation was filed in the office of the Department of State of the State of New York on the 14th day of October, 1960.

          THIRD:   The Certificate of Incorporation of the Corporation is
     hereby amended to (a) convert the authorized capital stock of the Corporation, consisting of 1,000 shares, par value $100.00 per share (all of which is issued and outstanding), into 1,000 shares, par value $0.01 per share (all of which is issued and outstanding), and (b) through such reduction in the par value of the authorized capital stock, reduce the stated capital of the Corporation from One Hundred Thousand Dollars ($100,000.00) to Ten Dollars ($10.00). The ratio of change of the authorized capital stock will be one new share for every old share.

          FOURTH: To accomplish the foregoing, the following changes, amendments and additions are made in the Certificate of Incorporation of the Corporation:

          1. Paragraph "THIRD" of said Certificate of Incorporation setting forth the capital stock of the Corporation is hereby amended in its entirety to read as follows:

                   "THIRD: The amount of capital stock shall be Ten
                Dollars ($10.00)."

          2. Paragraph "FOURTH" of said Certificate of Incorporation setting forth the authorized shares of the corporation is hereby amended in its entirety to read as follows:

                   "FOURTH: The corporation is authorized to issue
                the capital stock of one thousand (1,000) shares, par value $0.01 per share."

          FIFTH:   This Certificate of Amendment of the Certificate of
Incorporation of the Corporation has been authorized by the unanimous written consent of the board of directors of the Corporation pursuant to Section 708 of the Business Corporation Law and by the unanimous written consent of the sole shareholder of the Corporation pursuant to Section 615 of the Business Corporation Law.

     IN WITNESS WHEREOF, the undersigned have made and subscribed this certificate this 27th day of June, 1990, who affirm that statements made herein are true under the penalties of perjury.

                                   /s/ Howard Shapiro
                                   -------------------------------
                                   Howard Shapiro, Vice President

                                   /s/ Dale C. Gordon
                                   -------------------------------
                                   Dale C. Gordon, Secretary

                              CERTIFICATE OF CHANGE

                                       OF

                         PLAYBOY CLUB OF NEW YORK, INC.

               UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW

     WE, THE UNDERSIGNED, Howard Shapiro, and Irma Villarreal being respectively the Vice President and the Secretary of the Playboy Club of New York, Inc. hereby certify:

     1.   The name of the corporation is Playboy Club of New York, Inc.

     2. The Certificate of Incorporation of said corporation was filed by the Department of State on October 14, 1960.

     3.   The following was authorized by the Board of Directors:

          To change the post office address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation which may be served on him from c/o Prentice-Hall Corporation System, Inc., 1 Golf & Western Plaza, New York, NY 10023 to c/o C T Corporation System, 1633 Broadway, New York, NY 10019.

          To change the registered agent in New York upon whom all process against the corporation may be served from Prentice-Hall located at 15 Columbus Circle, New York, NY 10023-7773 to C T Corporation System, 1633 Broadway, New York, NY 10019.

     IN WITNESS WHEREOF, we have signed this certificate on the 20th day of May, 1994 and we affirm the statements contained therein as true under penalties of perjury.

                                   /s/ Howard Shapiro
                                   --------------------------------
                                   Howard Shapiro, Vice President

                                   /s/ Irma Villarreal
                                   --------------------------------
                                   Irma Villarreal, Secretary

                              CERTIFICATE OF CHANGE

                                       OF

                         PLAYBOY CLUB OF NEW YORK, INC.

               UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW

1.   The name of the corporation is
     PLAYBOY CLUB OF NEW YORK, INC.

     If applicable, the original name under which it was formed is EDGAR REALTY CORPORATION

2. The Certificate of Incorporation of said corporation was filed by the Department of State on 10/14/60.

3. The address of C T Corporation System as the registered agent of said corporation is hereby changed from CT CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NY 10019 TO 111 Eighth Avenue, New York, New York 10011.

4. The address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation which may be served on him is hereby changed from c/o CT CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NY 10019 to c/o C T Corporation System, 111 Eighth Avenue, New York, New York 10011.

5. Notice of the above changes was mailed to the corporation by C T Corporation System not less than 30 days prior to the date of delivery to the Department of State and such corporation has not objected thereto.

6. C T Corporation System is both the agent of such corporation to whose address the Secretary of State is required to mail copies of process and the registered agent of such corporation.

IN WITNESS WHEREOF, I have signed this certificate on September 1, 1999 and affirm the statements contained herein as true under penalties of perjury.

                                   C T CORPORATION SYSTEM

                                   By: /s/ Kenneth J. Uva
                                       ------------------
                                           Kenneth J. Uva
                                           Vice President

NY Domestic Corporation -- agent/process address